UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06325

BNY Mellon Midcap Index Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2021

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Midcap Index Fund, Inc.

ANNUAL REPORT October 31, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through October 31, 2021, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2021, BNY Mellon Midcap Index Fund, Inc.’s Investor shares produced a total return of 48.22%, and its Class I shares returned 48.61%.1 In comparison, the S&P MidCap 400® Index (the “Index”), the fund’s benchmark, produced a total return of 48.90% for the same period.2,3

Mid-cap equities rose during the reporting period, supported by government stimulus programs, accommodative central bank policies, strong corporate earnings and improving investor sentiment as vaccines for the COVID-19 pandemic rolled out. The difference in returns between the fund and the Index resulted primarily from transaction costs and operating expenses that are not reflected in Index results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to the Index. The fund generally invests in all 400 stocks in the Index, in proportion to their weighting in the Index.

The Index is an unmanaged index of 400 common stocks of medium-sized companies. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally have market capitalizations ranging between approximately $3.2 billion and $9.8 billion, to the extent consistent with market conditions.

Stocks Gain on Economic Growth and Government Stimulus

Investor sentiment turned optimistic in November 2020 with the resolution in the U.S. presidential election and progress toward a COVID-19 vaccine. Vaccine approvals and passage of the latest in a series of pandemic-related U.S. fiscal stimulus packages in December helped to support the stock market rally into the new year. A strong risk-on rally ensued, particularly in areas of the market that had been hard hit by the pandemic, such as travel and leisure names.

In 2021, equity strength rotated out of technology and growth stocks benefiting from the pandemic into COVID-19-sensitive sectors of the market, which had previously lagged, as well as cyclical and value-oriented areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening. The Index continued to gain ground despite increasing inflationary pressures, weakening consumer confidence, disappointing employment numbers, and the spread of the Delta variant of the virus. Stocks dipped in September as U.S. economic growth showed evidence of slowing, and the U.S. Federal Reserve (the “Fed”) raised its inflation estimates while stating its intention to begin tapering its quantitative easing program in November. However, equities rebounded in October as a majority of companies reported better-than-expected earnings. By the end of the period, the Index had once more reached new record territory. For the period as a whole, mid-cap stocks tended to outperform their large-cap counterparts.

Energy and Financials Lead the Market

Oil and gas prices soared during the period in response to increasing demand from economic reopenings and pandemic-related supply bottlenecks. Most energy stocks benefited, with the sector leading the Index higher. Within financials, the next-best performing sector, banking profitability was supported by the steepening yield curve, rising interest rates, high levels of capital market trading and volatility, and increasing numbers of mergers and acquisitions. Information technology, the largest sector in the Index, also outperformed as a wide range of technology-based products and services were increasingly integrated into corporate and daily life.

The weakest-performing sectors in the Index included utilities and consumer staples. Utilities were hurt by rising energy costs, which many were unable to pass along to consumers due to regulatory constraints. Climate change-related extreme weather events in some areas, such as Texas, further undermined utility company profitability. Consumer staples companies faced increasing costs as supply-chain disruptions and rising inflationary pressures drove prices for agricultural products and industrial materials higher.

Replicating the Performance of the Index

In seeking to match the performance of the Index, we do not actively manage investments in response to macroeconomic trends. We note, however, that equity markets are likely to face a number of headwinds in the coming months, making the exceptionally strong returns of the current reporting period less likely to be repeated in the near future. Increasing inflationary pressures, driven by strong demand and supply-chain disruptions, have increased the possibility that the Fed may soon taper its asset-buying program and eventually begin to raise interest rates, removing some support for equity markets and signaling a phase of slower economic

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

growth. Mid-cap stocks have historically been more vulnerable to economic slowdowns than larger-cap issues. At the same time, we see no indications of an end to the current growth cycle as global economies continue to reopen in the wake of the pandemic, potentially setting the stage for further market appreciation. As always, we continue to monitor factors that affect the fund’s investments.

November 15, 2021

¹ DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The S&P MidCap 400® Index provides investors with a benchmark for midsized companies. The Index measures the performance of midsized companies, reflecting the distinctive risk and return characteristics of this market segment. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “S&P MidCap 400®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, endorsed, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The prices of mid-cap company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Investor shares and Class I shares of BNY Mellon Midcap Index Fund, Inc. with a hypothetical investment of $10,000 in the S&P MidCap 400® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Investor shares and Class I shares of BNY Mellon Midcap Index Fund, Inc. on 10/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index provides investors with a benchmark for mid-sized companies. The Index measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/2021
	Inception Date	1 Year	5 Years	10 Years
Investor Shares	6/19/1991	48.22%	14.33%	13.36%
Class I	8/31/2016	48.61%	14.61%†	13.51%†
S&P MidCap 400® Index		48.90%	14.89%	13.90%

† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Midcap Index Fund, Inc. from May 1, 2021 to October 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2021

	Investor Shares	Class I
Expenses paid per $1,000†	$2.56	$1.28
Ending value (after expenses)	$1,029.00	$1,030.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2021

	Investor Shares	Class I
Expenses paid per $1,000†	$2.55	$1.28
Ending value (after expenses)	$1,022.68	$1,023.95
†

Expenses are equal to the fund’s annualized expense ratio of .50% for Investor Shares and .25% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2021

Description	Shares		Value ($)
Common Stocks - 100.3%
Automobiles & Components - 2.2%
Adient	94,038	[a]	3,913,862
Dana	143,913		3,193,429
Fox Factory Holding	42,076	[a]	6,772,132
Gentex	238,921		8,455,414
Harley-Davidson	152,735		5,573,300
Lear	59,403		10,208,406
The Goodyear Tire & Rubber Company	280,695	[a]	5,366,888
Thor Industries	55,340		5,642,466
Visteon	27,697	[a]	3,134,746
			52,260,643
Banks - 7.9%
Associated Banc-Corp	153,935		3,429,672
Bank of Hawaii	40,713		3,440,249
Bank OZK	121,708		5,436,696
Cadence Bank	190,887		5,539,541
Cathay General Bancorp	77,408		3,265,844
CIT Group	99,037		4,905,303
Commerce Bancshares	106,263		7,492,604
Cullen/Frost Bankers	56,624		7,332,808
East West Bancorp	141,114		11,215,741
Essent Group	111,056		5,330,688
F.N.B.	318,847		3,714,568
First Financial Bankshares	128,032		6,493,783
First Horizon	549,360		9,322,639
Fulton Financial	164,498		2,648,418
Glacier Bancorp	107,250		5,929,852
Hancock Whitney	86,702		4,290,015
Home BancShares	150,619		3,578,707
International Bancshares	53,759		2,279,382
MGIC Investment	338,955		5,477,513
New York Community Bancorp	464,729		5,776,581
PacWest Bancorp	117,100		5,558,737
Pinnacle Financial Partners	76,082		7,347,239
Prosperity Bancshares	92,883		6,995,019
Signature Bank	60,345		17,971,948
Sterling Bancorp	191,226		4,866,702
Synovus Financial	146,371		6,819,425
Texas Capital Bancshares	50,082	[a]	3,034,969
UMB Financial	42,677		4,217,341
Umpqua Holdings	219,802		4,494,951
United Bankshares	128,187		4,741,637

Description	Shares		Value ($)
Common Stocks - 100.3% (continued)
Banks - 7.9% (continued)
Valley National Bancorp	406,227		5,386,570
Washington Federal	68,641		2,427,146
Webster Financial	90,487		5,063,653
Wintrust Financial	56,612		5,010,162
			190,836,103
Capital Goods - 12.7%
Acuity Brands	35,685		7,330,770
AECOM	144,072	[a]	9,850,203
AGCO	61,806		7,553,311
Axon Enterprise	65,323	[a]	11,755,527
Builders FirstSource	206,093	[a]	12,009,039
Carlisle	51,840		11,556,173
Colfax	128,661	[a]	6,641,481
Crane	49,771		5,140,349
Curtiss-Wright	40,582		5,181,510
Donaldson	125,545		7,533,955
Dycom Industries	30,411	[a]	2,415,242
EMCOR Group	53,722		6,526,686
EnerSys	42,098		3,369,524
Flowserve	129,256		4,345,587
Fluor	142,087	[a]	2,762,171
GATX	35,163		3,335,211
Graco	168,841		12,693,466
Hexcel	83,759	[a]	4,752,486
Hubbell	54,072		10,780,335
ITT	86,078		8,097,357
Kennametal	83,349		3,313,123
Lennox International	34,002		10,176,119
Lincoln Electric Holdings	59,377		8,455,285
MasTec	57,396	[a]	5,115,705
Mercury Systems	56,528	[a]	2,913,453
MSC Industrial Direct, Cl. A	46,579		3,915,897
Nordson	53,779		13,671,160
nVent Electric	167,945		5,953,650
Oshkosh	68,613		7,341,591
Owens Corning	103,134		9,633,747
Regal Rexnord	67,462		10,276,486
Simpson Manufacturing	43,382		4,602,396
Sunrun	204,787	[a]	11,812,114
Terex	70,368		3,152,486
The Middleby	55,306	[a]	10,090,027
The Timken Company	69,091		4,902,006
The Toro Company	106,464		10,164,118

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 100.3% (continued)
Capital Goods - 12.7% (continued)
Trex	114,706	[a]	12,204,718
Trinity Industries	81,769		2,293,620
Univar Solutions	169,505	[a]	4,335,938
Valmont Industries	21,188		5,063,084
Watsco	32,972		9,548,032
Woodward	63,197		7,138,101
			309,703,239
Commercial & Professional Services - 3.4%
ASGN	52,864	[a]	6,325,706
CACI International, Cl. A	23,535	[a]	6,769,607
Clean Harbors	50,001	[a]	5,627,113
FTI Consulting	34,232	[a]	4,926,669
IAA	134,761	[a]	8,038,494
Insperity	35,604		4,450,500
KAR Auction Services	120,356	[a]	1,765,623
KBR	140,661		5,969,653
ManpowerGroup	54,195		5,237,947
MillerKnoll	73,684		2,867,781
MSA Safety	36,411		5,571,975
Science Applications International	57,526		5,164,684
Stericycle	91,796	[a]	6,142,988
Tetra Tech	54,066		9,497,234
The Brink's Company	49,651		3,419,961
			81,775,935
Consumer Durables & Apparel - 4.8%
Brunswick	77,481		7,212,706
Callaway Golf	117,948	[a]	3,190,493
Capri Holdings	151,069	[a]	8,042,914
Carter's	43,650		4,300,398
Columbia Sportswear	35,137		3,648,626
Crocs	62,383	[a]	10,071,735
Deckers Outdoor	27,507	[a]	10,873,792
Helen of Troy	23,923	[a]	5,381,479
KB Home	89,135		3,578,770
Mattel	348,769	[a]	7,606,652
Polaris	56,932		6,544,333
Skechers USA, CI. A	133,958	[a]	6,190,199
Taylor Morrison Home	124,120	[a]	3,789,384
Tempur Sealy International	195,347		8,687,081
Toll Brothers	115,215		6,932,487
TopBuild	32,919	[a]	8,459,195
Tri Pointe Homes	114,917	[a]	2,779,842

Description	Shares		Value ($)
Common Stocks - 100.3% (continued)
Consumer Durables & Apparel - 4.8% (continued)
YETI Holdings	86,900	[a]	8,544,877
			115,834,963
Consumer Services - 3.9%
Boyd Gaming	81,528	[a]	5,199,856
Choice Hotels International	32,977		4,637,226
Churchill Downs	34,666		7,973,180
Cracker Barrel Old Country Store	23,666		3,151,601
Graham Holdings, Cl. B	4,020		2,355,117
Grand Canyon Education	44,804	[a]	3,570,879
H&R Block	176,598		4,074,116
Jack in the Box	21,885		2,165,521
Marriott Vacations Worldwide	42,688		6,711,407
Papa John's International	32,258		4,002,573
Scientific Games	95,675	[a]	7,658,784
Service Corp. International	166,636		11,412,900
Six Flags Entertainment	76,565	[a]	3,149,118
Texas Roadhouse	69,346		6,158,618
The Wendy's Company	178,726		3,985,590
Travel + Leisure	86,182		4,683,130
Wingstop	29,708		5,123,739
Wyndham Hotels & Resorts	93,500		7,897,945
			93,911,300
Diversified Financials - 3.5%
Affiliated Managers Group	41,180		6,913,298
Evercore, Cl. A	39,387		5,980,522
FactSet Research Systems	37,591		16,686,269
Federated Hermes	96,163		3,203,190
FirstCash	40,354		3,570,118
Interactive Brokers Group, Cl. A	86,754		6,146,521
Janus Henderson Group	171,269		7,964,008
Jefferies Financial Group	197,579		8,495,897
Navient	166,227		3,274,672
PROG Holdings	65,823		2,662,540
SEI Investments	107,157		6,755,177
SLM	303,590		5,570,876
Stifel Financial	104,757		7,633,643
			84,856,731
Energy - 2.2%
Antero Midstream	326,213		3,470,906
ChampionX	200,275	[a]	5,253,213
CNX Resources	215,742	[a]	3,151,991
DT Midstream	96,724		4,638,883
EQT	299,600	[a]	5,965,036

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 100.3% (continued)
Energy - 2.2% (continued)
Equitrans Midstream	403,264		4,157,652
HollyFrontier	149,317		5,046,915
Murphy Oil	144,886		4,032,177
NOV	378,609	[a]	5,308,098
Targa Resources	227,442		12,434,254
			53,459,125
Food & Staples Retailing - 1.1%
BJ's Wholesale Club Holdings	137,095	[a]	8,011,832
Casey's General Stores	37,009		7,088,704
Grocery Outlet Holding	86,128	[a]	1,911,180
Performance Food Group	152,675	[a]	6,905,490
Sprouts Farmers Market	115,328	[a]	2,553,362
			26,470,568
Food, Beverage & Tobacco - 2.0%
Darling Ingredients	161,203	[a]	13,624,878
Flowers Foods	197,518		4,888,570
Ingredion	66,961		6,376,696
Lancaster Colony	19,957		3,392,690
Pilgrim's Pride	49,768	[a]	1,401,467
Post Holdings	58,576	[a]	5,944,292
Sanderson Farms	21,030		3,984,134
The Boston Beer Company, Cl. A	9,399	[a]	4,628,820
The Hain Celestial Group	84,084	[a]	3,772,849
Tootsie Roll Industries	16,788		531,340
			48,545,736
Health Care Equipment & Services - 6.7%
Acadia Healthcare	89,187	[a]	5,529,594
Amedisys	32,393	[a]	5,485,431
Chemed	15,724		7,582,899
Encompass Health	99,469		6,322,250
Envista Holdings	160,146	[a]	6,261,709
Globus Medical, Cl. A	77,758	[a]	6,000,585
Haemonetics	50,499	[a]	3,469,786
HealthEquity	82,778	[a]	5,478,248
Hill-Rom Holdings	65,442		10,136,966
ICU Medical	19,777	[a]	4,630,389
Integra LifeSciences Holdings	72,177	[a]	4,796,883
LHC Group	31,624	[a]	4,256,274
LivaNova	52,662	[a]	4,040,229
Masimo	50,392	[a]	14,288,148
Molina Healthcare	58,113	[a]	17,185,176
Neogen	106,600	[a]	4,510,246
NuVasive	51,513	[a]	2,748,734

Description	Shares		Value ($)
Common Stocks - 100.3% (continued)
Health Care Equipment & Services - 6.7% (continued)
Option Care Health	137,219	[a]	3,750,195
Patterson Companies	85,923		2,685,953
Penumbra	34,387	[a]	9,509,725
Progyny	68,195	[a]	4,189,219
Quidel	37,598	[a]	4,991,886
R1 RCM	132,497	[a]	2,875,185
STAAR Surgical	47,455	[a]	5,621,519
Tandem Diabetes Care	61,686	[a]	8,409,652
Tenet Healthcare	107,013	[a]	7,668,552
			162,425,433
Household & Personal Products - .3%
Coty, Cl. A	323,706	[a]	2,745,027
Energizer Holdings	63,319		2,309,244
Nu Skin Enterprises, Cl. A	49,475		1,986,421
			7,040,692
Insurance - 3.7%
Alleghany	13,870	[a]	9,034,641
American Financial Group	66,102		8,992,516
Brighthouse Financial	82,422	[a]	4,140,057
CNO Financial Group	126,549		3,054,893
First American Financial	109,890		8,037,355
Kemper	59,292		3,763,856
Kinsale Capital Group	21,387		4,002,577
Mercury General	26,129		1,423,769
Old Republic International	284,199		7,340,860
Primerica	39,442		6,635,722
Reinsurance Group of America	67,986		8,027,787
RenaissanceRe Holdings	47,080		6,675,944
RLI	39,723		4,302,398
Selective Insurance Group	60,022		4,703,924
The Hanover Insurance Group	35,422		4,463,172
Unum Group	198,066		5,044,741
			89,644,212
Materials - 6.0%
AptarGroup	65,949		7,965,320
Ashland Global Holdings	56,069		5,383,185
Avient	91,151		4,911,216
Cabot	56,541		3,016,462
Cleveland-Cliffs	454,808	[a]	10,965,421
Commercial Metals	119,519		3,846,121
Compass Minerals International	33,629		2,206,062
Eagle Materials	41,587		6,169,847
Greif, Cl. A	26,696		1,726,697

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 100.3% (continued)
Materials - 6.0% (continued)
Ingevity	39,125	[a]	3,048,229
Louisiana-Pacific	95,151		5,607,248
Minerals Technologies	33,452		2,373,085
NewMarket	7,183		2,442,292
Olin	143,493		8,176,231
Reliance Steel & Aluminum	63,486		9,279,114
Royal Gold	65,563		6,492,048
RPM International	129,061		11,254,119
Sensient Technologies	41,795		3,995,602
Silgan Holdings	84,472		3,395,774
Sonoco Products	97,626		5,657,427
Steel Dynamics	192,866		12,744,585
The Chemours Company	163,880		4,591,918
The Scotts Miracle-Gro Company	40,704		6,042,916
U.S. Steel	269,934		7,123,558
Valvoline	179,524		6,096,635
Worthington Industries	33,447		1,816,841
			146,327,953
Media & Entertainment - 1.6%
Cable One	4,951		8,472,201
John Wiley & Sons, Cl. A	43,327		2,347,024
TEGNA	220,741		4,339,768
The New York Times Company, Cl. A	166,106		9,067,727
TripAdvisor	98,204	[a]	3,237,786
World Wrestling Entertainment, Cl. A	45,484		2,778,618
Yelp	69,823	[a]	2,697,262
Ziff Davis	47,867	[a]	6,139,900
			39,080,286
Pharmaceuticals Biotechnology & Life Sciences - 3.6%
Arrowhead Pharmaceuticals	104,191	[a]	6,649,470
Emergent BioSolutions	48,170	[a]	2,296,264
Exelixis	314,880	[a]	6,773,069
Halozyme Therapeutics	141,296	[a]	5,379,139
Jazz Pharmaceuticals	60,783	[a]	8,086,570
Medpace Holdings	28,442	[a]	6,443,535
Nektar Therapeutics	183,275	[a]	2,778,449
Neurocrine Biosciences	94,101	[a]	9,919,186
Perrigo	129,846		5,862,547
Repligen	50,864	[a]	14,775,992
Syneos Health	103,488	[a]	9,659,570
United Therapeutics	44,890	[a]	8,563,216
			87,187,007

Description	Shares		Value ($)
Common Stocks - 100.3% (continued)
Real Estate - 10.0%
American Campus Communities	138,202	[b]	7,424,211
Apartment Income REIT	156,930	[b]	8,413,017
Brixmor Property Group	296,833	[b]	6,957,766
Camden Property Trust	100,072	[b]	16,321,743
CoreSite Realty	43,904	[b]	6,254,564
Corporate Office Properties Trust	112,003	[b]	3,037,521
Cousins Properties	148,557	[b]	5,884,343
CyrusOne	123,316	[b]	10,114,378
Douglas Emmett	174,232	[b]	5,693,902
EastGroup Properties	40,150	[b]	7,940,867
EPR Properties	74,143	[b]	3,722,720
First Industrial Realty Trust	129,073	[b]	7,515,921
Healthcare Realty Trust	144,660	[b]	4,782,460
Highwoods Properties	104,062	[b]	4,666,140
Hudson Pacific Properties	151,194	[b]	3,893,246
JBG SMITH Properties	115,020	[b]	3,319,477
Jones Lang LaSalle	50,434	[a]	13,023,572
Kilroy Realty	104,767	[b]	7,059,200
Kite Realty Group Trust	212,640	[b]	4,316,592
Lamar Advertising, Cl. A	86,271	[b]	9,765,877
Life Storage	78,269	[b]	10,473,175
Medical Properties Trust	592,512	[b]	12,638,281
National Retail Properties	175,563	[b]	7,963,538
National Storage Affiliates Trust	80,921	[b]	5,054,326
Omega Healthcare Investors	237,342	[b]	6,968,361
Park Hotels & Resorts	234,562	[a,b]	4,346,434
Pebblebrook Hotel Trust	130,015	[b]	2,920,137
Physicians Realty Trust	215,536	[b]	4,097,339
Potlatchdeltic	66,879	[b]	3,495,765
PS Business Parks	20,051	[b]	3,563,063
Rayonier	140,516	[b]	5,245,462
Rexford Industrial Realty	137,712	[b]	9,254,246
Sabra Health Care REIT	217,741	[b]	3,081,035
SL Green Realty	66,638	[b]	4,669,325
Spirit Realty Capital	118,254	[b]	5,786,168
STORE Capital	244,480	[b]	8,392,998
The Macerich Company	213,151	[b]	3,855,902
Urban Edge Properties	111,661	[b]	1,957,417
			243,870,489
Retailing - 4.2%
American Eagle Outfitters	152,343		3,616,623
AutoNation	43,621	[a]	5,283,376
Dick's Sporting Goods	65,519		8,138,115

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 100.3% (continued)
Retailing - 4.2% (continued)
Five Below	55,680	[a]	10,985,664
Foot Locker	89,344		4,259,028
GameStop, Cl. A	61,878	[a]	11,355,232
Kohl's	156,188		7,579,804
Lithia Motors	30,079		9,601,818
Murphy USA	23,577		3,841,872
Nordstrom	110,427	[a]	3,172,568
Ollie's Bargain Outlet Holdings	60,194	[a]	4,072,726
RH	16,941	[a]	11,174,792
Urban Outfitters	66,550	[a]	2,124,942
Victoria's Secret & Co.	74,469	[a]	3,758,450
Williams-Sonoma	74,732		13,879,974
			102,844,984
Semiconductors & Semiconductor Equipment - 4.6%
Amkor Technology	101,196		2,218,216
Brooks Automation	74,277		8,649,557
Cirrus Logic	57,513	[a]	4,647,626
CMC Materials	29,155		3,742,627
First Solar	98,320	[a]	11,758,089
Lattice Semiconductor	136,384	[a]	9,470,505
MKS Instruments	55,443		8,319,222
Semtech	64,850	[a]	5,514,195
Silicon Laboratories	40,579	[a]	7,659,692
SolarEdge Technologies	52,009	[a]	18,446,552
SunPower	83,713	[a]	2,817,780
Synaptics	35,179	[a]	6,844,778
Universal Display	43,079		7,892,073
Wolfspeed	114,820	[a]	13,791,030
			111,771,942
Software & Services - 5.7%
ACI Worldwide	116,413	[a]	3,571,551
Alliance Data Systems	49,699		4,236,840
Aspen Technology	67,533	[a]	10,581,746
Blackbaud	41,619	[a]	2,955,365
CDK Global	121,643		5,293,903
Cerence	37,978	[a]	3,992,627
Commvault Systems	45,759	[a]	2,814,179
Concentrix	42,807		7,605,948
Digital Turbine	86,899	[a]	7,478,528
Envestnet	54,427	[a]	4,544,654
Fair Isaac	28,232	[a]	11,241,982
Genpact	172,700		8,522,745
Liveramp Holdings	67,297	[a]	3,601,062

Description	Shares		Value ($)
Common Stocks - 100.3% (continued)
Software & Services - 5.7% (continued)
Manhattan Associates	63,045	[a]	11,445,189
MAXIMUS	61,403		5,192,852
Mimecast	60,446	[a]	4,560,046
NCR	131,270	[a]	5,190,416
Paylocity Holding	39,098	[a]	11,930,364
Qualys	33,199	[a]	4,132,612
Sabre	322,097	[a]	3,343,367
SailPoint Technologies Holdings	93,227	[a]	4,473,031
Teradata	108,351	[a]	6,128,333
WEX	44,791	[a]	6,705,213
			139,542,553
Technology Hardware & Equipment - 4.1%
Arrow Electronics	71,813	[a]	8,312,355
Avnet	98,616		3,758,256
Belden	44,362		2,671,036
Ciena	154,744	[a]	8,401,052
Cognex	175,812		15,399,373
Coherent	24,518	[a]	6,237,379
II-VI	104,799	[a]	6,341,387
Jabil	144,968		8,692,281
Littelfuse	24,606		7,247,697
Lumentum Holdings	75,850	[a]	6,263,693
National Instruments	132,843		5,641,842
NETSCOUT Systems	73,975	[a]	2,001,764
SYNNEX	41,483		4,355,715
Viasat	72,705	[a]	4,339,761
Vishay Intertechnology	131,215		2,521,952
Vontier	168,779		5,709,794
Xerox Holdings	135,980		2,420,444
			100,315,781
Telecommunication Services - .3%
Iridium Communications	130,964	[a]	5,310,590
Telephone & Data Systems	98,291		1,841,973
			7,152,563
Transportation - 2.7%
Avis Budget Group	47,212	[a]	8,182,312
GXO Logistics	98,556	[a]	8,751,773
JetBlue Airways	317,658	[a]	4,456,742
Kirby	59,538	[a]	3,120,387
Knight-Swift Transportation Holdings	165,793		9,398,805
Landstar System	38,248		6,724,381
Ryder System	53,692		4,561,135
Saia	26,319	[a]	8,228,372

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 100.3% (continued)
Transportation - 2.7% (continued)
Werner Enterprises		62,226		2,820,082
XPO Logistics		98,557	[a]	8,456,191
				64,700,180
Utilities - 3.1%
ALLETE		52,116		3,207,219
Black Hills		62,944		4,178,223
Essential Utilities		222,376		10,467,238
Hawaiian Electric Industries		109,148		4,427,043
IDACORP		50,137		5,230,292
MDU Resources Group		201,036		6,177,836
National Fuel Gas		91,074		5,230,380
New Jersey Resources		95,554		3,612,897
NorthWestern		51,073		2,904,011
OGE Energy		200,073		6,816,487
ONE Gas		53,011		3,567,640
PNM Resources		85,688		4,262,978
Southwest Gas Holdings		58,887		4,077,925
Spire		51,184		3,212,308
UGI		209,112		9,077,552
				76,450,029
Total Common Stocks (cost $1,351,532,525)				2,436,008,447
	1-Day Yield (%)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $17,970,510)	0.06	17,970,510	[c]	17,970,510
Total Investments (cost $1,369,503,035)		101.0%		2,453,978,957
Liabilities, Less Cash and Receivables		(1.0%)		(24,525,856)
Net Assets		100.0%		2,429,453,101

REIT—Real Estate Investment Trust

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	18.8
Financials	15.0
Consumer Discretionary	15.0
Information Technology	14.5
Health Care	10.3
Real Estate	10.0
Materials	6.0
Consumer Staples	3.4
Utilities	3.2
Energy	2.2
Communication Services	1.9
Investment Companies	.7
101.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/20 ($)	Purchases ($)†	Sales ($)	Value 10/31/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	6,698,779	431,324,782	(420,053,051)	17,970,510.7		9,814
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	8,924,121	8,990,276	(17,914,397)	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	59,066,109	(59,066,109)	-	-	136,577†††
Total	15,622,900	499,381,167	(497,033,557)	17,970,510.7		146,391

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF FUTURES

October 31, 2021

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
Standard & Poor's Midcap 400 E-mini	61	12/17/2021	16,864,285	17,015,340	151,055
Gross Unrealized Appreciation				151,055

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	1,351,532,525	2,436,008,447
Affiliated issuers	17,970,510	17,970,510
Cash collateral held by broker—Note 4		856,000
Dividends receivable		804,326
Receivable for shares of Common Stock subscribed		797,223
Receivable for futures variation margin—Note 4		11,136
		2,456,447,642
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		879,723
Payable for shares of Common Stock redeemed		23,569,560
Payable for investment securities purchased		2,351,504
Directors’ fees and expenses payable		193,754
		26,994,541
Net Assets ($)		2,429,453,101
Composition of Net Assets ($):
Paid-in capital		1,050,848,252
Total distributable earnings (loss)		1,378,604,849
Net Assets ($)		2,429,453,101

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	1,806,658,242	622,794,859
Shares Outstanding	44,696,692	15,447,868
Net Asset Value Per Share ($)	40.42	40.32

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2021

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	31,965,340
Affiliated issuers	9,814
Income from securities lending—Note 1(b)	136,577
Total Income	32,111,731
Expenses:
Management fee—Note 3(a)	6,011,628
Shareholder servicing costs—Note 3(b)	4,476,989
Directors’ fees—Note 3(a,c)	256,750
Loan commitment fees—Note 2	42,314
Interest expense—Note 2	106
Total Expenses	10,787,787
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(256,750)
Net Expenses	10,531,037
Investment Income—Net	21,580,694
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	328,797,119
Net realized gain (loss) on futures	7,777,487
Net Realized Gain (Loss)	336,574,606
Net change in unrealized appreciation (depreciation) on investments	547,377,247
Net change in unrealized appreciation (depreciation) on futures	624,769
Net Change in Unrealized Appreciation (Depreciation)	548,002,016
Net Realized and Unrealized Gain (Loss) on Investments	884,576,622
Net Increase in Net Assets Resulting from Operations	906,157,316

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
Operations ($):
Investment income—net	21,580,694	27,217,306
Net realized gain (loss) on investments	336,574,606	262,938,922
Net change in unrealized appreciation (depreciation) on investments	548,002,016	(354,403,837)
Net Increase (Decrease) in Net Assets Resulting from Operations	906,157,316	(64,247,609)
Distributions ($):
Distributions to shareholders:
Investor Shares	(171,561,929)	(194,638,217)
Class I	(64,553,175)	(81,299,384)
Total Distributions	(236,115,104)	(275,937,601)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	161,921,718	176,665,684
Class I	46,167,179	140,593,279
Distributions reinvested:
Investor Shares	167,504,997	189,969,095
Class I	37,016,417	41,048,264
Cost of shares redeemed:
Investor Shares	(485,499,143)	(604,536,723)
Class I	(173,482,413)	(341,157,493)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(246,371,245)	(397,417,894)
Total Increase (Decrease) in Net Assets	423,670,967	(737,603,104)
Net Assets ($):
Beginning of Period	2,005,782,134	2,743,385,238
End of Period	2,429,453,101	2,005,782,134
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	4,350,833	6,241,855
Shares issued for distributions reinvested	5,031,691	5,842,156
Shares redeemed	(13,120,649)	(20,501,751)
Net Increase (Decrease) in Shares Outstanding	(3,738,125)	(8,417,740)
Class Ia
Shares sold	1,235,853	5,239,754
Shares issued for distributions reinvested	1,117,308	1,268,434
Shares redeemed	(4,765,893)	(12,212,580)
Net Increase (Decrease) in Shares Outstanding	(2,412,732)	(5,704,392)

[a]

During the period ended October 31, 2021, 5,672 Investor shares representing $219,440 were exchanged for 5,695 Class I shares and during the period ended October 31, 2020, 11,406 Class I shares representing $284,760 were exchanged for 11,365 Investor shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	30.27	34.13	36.02	39.03	35.17
Investment Operations:
Investment income—net[b]	.31	.34	.40	.42	.32
Net realized and unrealized gain (loss) on investments	13.50	(.67)	1.82	(.11)	7.30
Total from Investment Operations	13.81	(.33)	2.22	.31	7.62
Distributions:
Dividends from investment income—net	(.38)	(.43)	(.44)	(.35)	(.38)
Dividends from net realized gain on investments	(3.28)	(3.10)	(3.67)	(2.97)	(3.38)
Total Distributions	(3.66)	(3.53)	(4.11)	(3.32)	(3.76)
Net asset value, end of period	40.42	30.27	34.13	36.02	39.03
Total Return (%)	48.22	(1.66)	8.48	.52	22.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.52	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	.83	1.13	1.19	1.09	.88
Portfolio Turnover Rate	15.42	17.90	15.37	15.73	24.48
Net Assets, end of period ($ x 1,000)	1,806,658	1,466,328	1,940,533	2,189,027	2,711,092

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	30.20	34.07	36.00	39.01	35.18
Investment Operations:
Investment income—net[a]	.40	.42	.48	.50	.42
Net realized and unrealized gain (loss) on investments	13.46	(.67)	1.81	(.08)	7.28
Total from Investment Operations	13.86	(.25)	2.29	.42	7.70
Distributions:
Dividends from investment income—net	(.46)	(.52)	(.55)	(.46)	(.49)
Dividends from net realized gain on investments	(3.28)	(3.10)	(3.67)	(2.97)	(3.38)
Total Distributions	(3.74)	(3.62)	(4.22)	(3.43)	(3.87)
Net asset value, end of period	40.32	30.20	34.07	36.00	39.01
Total Return (%)	48.61	(1.42)	8.76	.79	23.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.26	.27	.26	.26	.26
Ratio of net expenses to average net assets	.25	.25	.25	.25	.25
Ratio of net investment income to average net assets	1.09	1.40	1.46	1.31	1.10
Portfolio Turnover Rate	15.42	17.90	15.37	15.73	24.48
Net Assets, end of period ($ x 1,000)	622,795	539,454	802,852	1,114,049	1,024,602

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Midcap Index Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek to match the performance of the S&P’s MidCap 400® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Shareholder Services Plan fees. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The

NOTES TO FINANCIAL STATEMENTS (continued)

fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2021 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	2,436,008,447	-	-	2,436,008,447
Investment Companies	17,970,510	-	-	17,970,510
Other Financial Instruments:
Futures††	151,055	-	-	151,055

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2021, The Bank of New York Mellon earned $17,843 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

NOTES TO FINANCIAL STATEMENTS (continued)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $56,775,125, undistributed capital gains $255,758,191 and unrealized appreciation $1,066,071,533.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2021 and October 31, 2020 were as follows: ordinary income $26,861,419 and $35,453,303, and long-term capital gains $209,253,685 and $240,484,298, respectively.

During the period ended October 31, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $36,909,875 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2021 was approximately $8,493 with a related weighted average annualized interest rate of 1.25%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, the Adviser pays all of the expenses of the fund except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of the interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2021, fees reimbursed by the Adviser amounted to $256,750.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2021, the fund was charged $4,476,989 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $512,673 and Shareholder Services Plan fees of $382,550, which are offset against an expense reimbursement currently in effect in the amount of $15,500.

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2021, amounted to $362,744,942 and $786,728,585, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2021 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2021:

Average Market Value ($)
Equity futures	18,609,791

At October 31, 2021, the cost of investments for federal income tax purposes was $1,387,907,424; accordingly, accumulated net unrealized appreciation on investments was $1,066,071,533, consisting of $1,121,825,471 gross unrealized appreciation and $55,753,938 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Midcap Index Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Midcap Index Fund, Inc. (the “Fund”), including the statements of investments, investments in affiliated issuers and futures, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2021

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 72.37% of the ordinary dividends paid during the fiscal year ended October 31, 2021 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $19,746,052 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2020 income tax returns. The fund also hereby reports $3.2659 per share as a long-term capital gain distribution and $0.0181 per share as a short-term capital gain distribution paid on December 24, 2020.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 98

———————

Peggy C. Davis (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 35

———————

Gina D. France (63)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 25

———————

Joan Gulley (74)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

Robin A. Melvin (58)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC, Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon Midcap Index Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Investor: PESPX Class I: DMIDX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0113AR1021

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Gina France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ms. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,853 in 2020 and $34,853 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,066 in 2020 and $7,080 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,317 in 2020 and $4,763 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $3,112 in 2021. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,174,149 in 2020 and $2,476,929 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Midcap Index Fund, Inc.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: December 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: December 28, 2021

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: December 27, 2021

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)